UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2026

Belpointe PREP, LLC

(Exact name of registrant as specified in its charter)

Delaware	001-40911	84-4412083
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

255 Glenville Road
Greenwich, Connecticut	06831
(Address or principal executive offices)	(Zip Code)

(203) 883-1944

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act :

Title of Class	Trading Symbol	Name of Exchange on which registered
Class A units	OZ	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.	☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On October 12, 2026, Belpointe PREP, LLC (the “Company”) held its annual meeting of unitholders (the “Annual Meeting”). As of August 21, 2026, the record date for the Annual Meeting, the Company had 3,953,666 Class A units, 100,000 Class B units and one Class M unit outstanding. Holders of the Company’s Class A units and Class B units were entitled to one vote per unit on all matters submitted to the unitholders at the Annual Meeting. The holder of the Company’s Class M unit was entitled to that number of votes equal to ten times the aggregate number of Class A units and Class B units outstanding on those matters on which the Class M unit was entitled to vote.

At the Annual Meeting the holders of the Company’s Class A and Class B units voted together as a single class on proposals to elect two Class II directors, and the holders of the Company’s Class A, Class B and Class M units voted together as a single class on proposals to ratify the appointment of CohnReznick LLP (“CohnReznick”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 and to approve the Company’s potential issuance of Class A units in excess of 19.99% of the Company’s currently issued and outstanding Class A units at a price that may be less than the minimum price as defined by Section 713(a) of the NYSE American Company Guide (the “Public Offering Proposal”). Each of the proposals is described in greater detail in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on August 27, 2026.

There were 2,127,095 Class A units, 100,000 Class B units and one Class M unit represented in person or by proxy at the Annual Meeting. Set forth below are the number of votes cast for and against or withheld, and the number of abstentions or broker non-votes for each matter voted upon by the Company’s unitholders.

Proposal No. 1 – Election of Class II Directors.

The individuals set forth below were elected to serve as Class II directors until the 2029 annual meeting of the unitholders and until their respective successors are duly elected or appointed and qualified or until their earlier death, resignation, disqualification or removal.

Director Name	For	Withheld	Broker Non-Vote
Martin Lacoff	624,440	350,348	1,252,307
Ronald Young, Jr.	634,703	340,085	1,252,307

Proposal No. 2 – Ratification of Appointment of Independent Registered Public Accounting Firm.

The appointment of CohnReznick as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, was ratified.

For	Against	Abstain	Broker Non-Vote
42,667,752	65,438	30,565	—

Proposal No. 3 – Approval of the Public Offering Proposal.

The Public Offering Proposal was approved.

For	Against	Abstain	Broker Non-Vote
41,347,844	150,445	13,159	1,252,307

Item 9.01 Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 15, 2026

BELPOINTE PREP, LLC

By:	/s/ Brandon E. Lacoff
Brandon E. Lacoff
Chairman of the Board and Chief Executive Officer